SUPPLEMENT DATED MARCH 1, 2002
                                     TO THE
                       PROSPECTUS DATED DECEMBER 28, 2001
                                       FOR
                  PERSPECTIVE II(SM) FIXED AND VARIABLE ANNUITY
                       JACKSON NATIONAL SEPARATE ACCOUNT I

The following paragraph should be added to the first page of the prospectus:

STATUS OF EARNINGS PROTECTION BENEFIT AND THE OTHER OPTIONAL DEATH BENEFITS. With respect to IRAs, our understanding of current law is that the tax status of the Earnings Protection Benefit and the other optional death benefits is unclear. To resolve any uncertainty, we have asked the Internal Revenue Service to approve the use of the Earnings Protection Benefit Endorsement and the other optional death benefits in IRAs. We believe that use of the Earnings Protection Benefit Endorsement and the other optional death benefits should not result in adverse tax treatment. We may, in our sole discretion and in compliance with our adopted procedures, accept IRA contributions to purchase a contract with optional benefits. However, WE CAN GIVE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE WILL APPROVE THE USE OF THE OPTIONAL EARNINGS PROTECTION BENEFIT AND THE OTHER OPTIONAL DEATH BENEFITS IN IRAS. THEREFORE, THE CONTRACT OWNERS BEAR THE RISK OF ANY ADVERSE TAX TREATMENT.


(To be used with VC4224 Rev. 01/02.)

                                                                     V5537 02/02